1933 Act File No. 2-88912
                                               1940 Act File No. 811-3942


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                    Post-Effective Amendment No. 23               [X]

                                      And

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                  OF 1940

                              AMENDMENT No. 24                    [X]

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                     Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                 Kenneth B. Cutler, Vice President & Secretary
                     767 Fifth Avenue, New York, N.Y. 10153
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

         immediately on filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a) (i) of Rule 485 on (date) pursuant to paragraph (a) (i) of Rule 485

 X       75 days after filing pursuant to paragraph (a)  (ii) of Rule 485 on (date) pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a previously filed post-effective amendment

In accordance with Rule 24f-2 under the Investment Company Act of 1940, an indefinite amount of Registrant's shares of California Series are being registered by this registration statement under the Securities Act of 1933. Amount of Registration Fee: $500 for Securities Act of 1933 Registration.

Registrant's other series have registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a) (1) and a Rule 24f-2 Notice for these series for the most recent fiscal year was filed with the Commission on November 28, 1995.

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                   FORM N-1A
                             Cross Reference Sheet
                            Pursuant to Rule 481(b)

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 23(the "Amendment") to the Registrant's Registration Statement relates to the California Series of Lord Abbett Tax-Free Income Fund, Inc., a new series of shares of the Registrant.

         The other series of shares of the Registrant are listed below and are offered by the Prospectus in Part A of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following are separate series of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus contained in the prior Post-Effective Amendment, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                                      Post-Effective
                                                       Amendment No.
National, Connecticut, Hawaii,                             20
Minnesota, Missouri, New Jersey,
New York, Texas  and Washington

Form N-1A                                  Location in Prospectus or
Item No.                                   Statement of Additional Information
---------                                  -----------------------------------
1                                          Cover Page
2                                          Fee Table
3                                          Supplementary Financial Information
4 (a) (i)                                  Cover Page
4 (a) (ii)                                 Investment Objectives; How We Invest
4 (b)                                      N/A
4 (c)                                      How We Invest
5 (a) (b)                                  Our Management; Back Cover Page
5 (c)                                      Our Management
5 (d)                                      N/A
5 (e)                                      Back Cover Page
5 (f)                                      Our Management; Supplementary
                                           Financial
                                           Information
5 (g) (i)                                  N/A
5 (g) (ii)                                 Purchases
5 A                                        Performance
6 (a)                                      Cover Page
6 (b) (c) (d)                              N/A
6 (e)                                      Cover Page
6 (f) (g)                                  Dividends, Capital Gains
                                           Distributions and Taxes
7 (a)                                      Back Cover Page
7 (b) (c) (d) (e) (f)                      Purchases
8 (a) (b) (c) (d)                          Redemptions
9                                          N/A
10                                         Cover Page
11                                         Cover Page -- Table of Contents
12                                         N/A
13 (a) (b) (c) (d)                         Investment Objectives and Policies
14                                         Directors and Officers

Form N-1A                                  Location in Prospectus or
Item No.                                   Statement of Additional Information
----------                                 -----------------------------------

15 (a) (b)                                 N/A
15 (c)                                     Directors and Officers
16                                         Directors and Officers
16 (a) (i)                                 Investment Advisory and Other
                                           Services
16 (a) (ii)                                Directors and Officers
16 (a) (iii)                               Investment Advisory and Other
                                           Services
16 (b)                                     Investment Advisory and Other
                                           Services
16 (c) (d) (e) (g)                         N/A
16 (f)                                     Purchases, Redemptions
                                           and Shareholder Services
16 (h)                                     Investment Advisory and Other
                                           Services
16 (i)                                     N/A
17 (a)                                     Portfolio Transactions
17 (b)                                     N/A
17 (c)                                     Portfolio Transactions
17 (d) (e)                                 N/A
18 (a)                                     Cover Page
18 (b)                                     N/A
19 (a) (b)                                 Purchases, Redemptions and
                                           Shareholder Services; Notes
                                           to Financial Statements
19 (c)                                     N/A
20                                         Taxes
21 (a)                                     Purchases, Redemptions
                                           and Shareholder Services;
21 (b) (c)                                 N/A
22 (a)                                     N/A
22 (b)                                     Past Performance
23                                         N/A

LORD ABBETT

TAX-FREE INCOME FUND, INC.

THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203

800-426-1130

OUR FUND, LORD ABBETT TAX-FREE INCOME FUND, INC., IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY CURRENTLY CONSISTING OF TEN SEPARATE SERIES. ONLY SHARES OF THE CALIFORNIA SERIES (A NEW SERIES EFFECTIVE IMMEDIATELY AND REFERRED TO HEREIN AS "WE" OR THE "SERIES") ARE BEING OFFERED IN THIS PROSPECTUS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), THE SERIES IS NON-DIVERSIFIED. HOWEVER, THE SERIES INTENDS TO MEET THE DIVERSIFICATION RULES UNDER SUBCHAPTER M OF THE INTERNAL REVENUE CODE.

   THE SERIES SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA PERSONAL INCOME TAX. THE SERIES INVESTS IN INTERMEDIATE AND LONG-TERM MUNICIPAL BONDS WHICH CAN FLUCTUATE IN VALUE AS INTEREST RATES CHANGE. THE SERIES ALSO SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM CALIFORNIA PERSONAL INCOME TAX. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL ATTAIN ITS OBJECTIVE.

   THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND AND THE SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND AND THE SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING 800-874-3733 -- ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION."

   THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS MARCH , 1996.

PROSPECTUS

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. YOU ALSO CAN MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

   SHARES OF THE SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE SERIES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  CONTENTS                                  PAGE
  1  Investment Objective                   2
  2  Fee Table                              2
  3  How We Invest                          2
  4  Purchases                              6
  5  Shareholder Services                   8
  6  Our Management                         9
  7  Dividends, Capital Gains
     Distributions and Taxes                9
  8  Redemptions                           11
  9  Performance                           11

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVE

Our investment objective is to seek as high a level of interest income exempt from both federal income tax and California personal income tax. The Series invests in intermediate and long-term municipal bonds and its shares can fluctuate in value as interest rates change. Under normal circumstances, we intend to maintain the average weighted stated maturity of municipal bonds held by the Series at between ten and thirty-five years.

2    FEE TABLE

A summary of the Series' expenses is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

  SHAREHOLDER TRANSACTION EXPENSES
  (as a percentage of offering  price)            CALIFORNIA SERIES
  Maximum Sales Load(1) on purchases
  (See  "Purchases")                                   4.75%
  Deferred  Sales  Load (See  "Purchases")            NONE(2)
  --------------------------------------------------------------------
  ANNUAL FUND OPERATING  EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS
  AFTER MANAGEMENT FEE WAIVERS AND EXPENSE SUBSIDIES)
  Management Fees (See "Our  Management")              0.50%
  12B-1 FEES (SEE  "PURCHASES")                        NONE(4)
  Other Expenses (See "Our Management")                0.10%
  --------------------------------------------------------------------
  Total Operating Expenses                             0.86%
  ====================================================================

  EXAMPLE:
  -------
  Assume the Series' annual return is 5% and there is no change in the level of expenses described above. For every $1,000 invested with reinvestment of all dividends and distributions you would pay the following total expenses if you closed your account after the number of years indicated:

                         1 YEAR            3 YEARS
                         ------            -------
CALIFORNIA SERIES        $       (5)      $          (5)

(1) SALES "LOAD" IS REFERRED TO AS SALES "CHARGE" AND "DEFERRED SALES LOAD" IS REFERRED TO AS "CONTINGENT DEFERRED REIMBURSEMENT CHARGE" THROUGHOUT THE PROSPECTUS.

(2) THESE FIGURES OMIT THE CONTINGENT DEFERRED REIMBURSEMENT CHARGE BECAUSE THE FUND CANNOT PREDICT WHEN THE NET ASSETS OF THE SERIES WILL REACH THE REQUIRED LEVEL FOR EFFECTIVENESS OF ITS PLAN. HOWEVER, AFTER THE PLAN'S PAYMENT PROVISIONS HAVE BEEN IN EFFECT FOR A YEAR OR MORE, REDEMPTIONS OF SERIES SHARES PURCHASED BY EXCHANGE FROM ANOTHER LORD ABBETT-SPONSORED FUND ON WHICH A 1% RULE 12B-1 SALES DISTRIBUTIONS FEE FOR PURCHASES OF $1 MILLION OR MORE HAS BEEN PAID BY THE OTHER LORD ABBETT-SPONSORED FUND ARE SUBJECT TO A 1% CONTINGENT DEFERRED REIMBURSEMENT CHARGE, IF THE REDEMPTION OCCURS WITHIN 24 MONTHS AFTER THE MONTH OF PURCHASE.

(3) ALTHOUGH NOT OBLIGATED TO, LORD, ABBETT & CO. ("LORD ABBETT") MAY WAIVE A PORTION OF ITS MANAGEMENT FEE AND ASSUME OTHER EXPENSES WITH RESPECT TO THE SERIES. SUBSEQUENTLY, LORD ABBETT MAY CHARGE THESE FEES AND NOT SUBSIDIZE THESE EXPENSES ON A PARTIAL OR COMPLETE BASIS.

(4) THE RULE 12B-1 FEES, UPON EFFECTIVENESS, WILL BE (1) FOR SERVICE, .25% OF THE AVERAGE DAILY NET ASSET VALUE OF SHARES SOLD BY DEALERS FROM COMMENCEMENT OF THE SERIES' PUBLIC OFFERING (AND PAYABLE BEGINNING AFTER THE EFFECTIVE DATE OF THE SERIES' PLAN) AND (2) A ONE-TIME 1% SALES DISTRIBUTION FEE AT THE TIME OF SALE ON SUCH SHARES SOLD AT NET ASSET VALUE OF $1 MILLION OR MORE.

(5)  BASED ON TOTAL OPERATING  EXPENSES SHOWN IN THE TABLE ABOVE.

THE FOREGOING IS PROVIDED TO GIVE INVESTORS A BETTER UNDERSTANDING OF THE EXPENSES THAT ARE INCURRED BY AN INVESTMENT IN THE SERIES.


3    HOW WE INVEST

We invest primarily in a diversified portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from both federal income tax and California personal income tax in the opinion of bond counsel to the issuer. The market prices for such securities are not guaranteed and, as with other bond investments, will rise and fall in value as interest rates change. Accordingly, the value of our shares will change as the general levels of interest rates fluctuate. When interest rates decline, values of securities in the portfolio as well as share values generally will rise. Conversely, when interest rates rise, values of securities in the portfolio as well as share values decline.

   "Municipal bonds" as used herein, and as more fully described in the Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and their political subdivisions, agencies and instrumentalities.

   The Series invests primarily in investment-grade municipal bonds rated ("rated bonds") at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's" -- Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P" -- AAA, AA, A, BBB) or Fitch Investors Service ("Fitch" ---- AAA, AA, A, BBB). The Series also may invest in unrated municipal bonds, exempt from federal income tax and California personal income tax, determined by Lord Abbett to be of comparable quality to the rated bonds in which such Series may invest. At least 70% of the municipal bonds in the portfolio must be rated within, or, if unrated, equivalent to, at the time of purchase, the three highest such grades. As much as 30% of the municipal bonds in the Series' portfolio may be rated within, or, if unrated, equivalent to, at the time of purchase, the fourth highest grade. This grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium grade and has speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. After the Series purchases a municipal bond, the issuer may cease to be rated, or its rating may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue. Neither event will require the elimination of the issue from the Series' portfolio.

   The Series' internal policy restricts investments to municipal bonds which are initially investment-grade, i.e., among the four highest grades mentioned above or their equivalent, and it is our objective to provide above-average tax-free income relative to comparable investment-grade, longer term municipal bond funds. In view of this internal policy and because we manage the maturities of our investments in accordance with our interest-rate expectations, we anticipate (i) a higher level of tax-free income than a short-term, tax-free municipal bond fund and (ii) a share value tending to fluctuate more than such a short-term fund, but consistent with an investment-grade, longer term municipal bond fund.

   The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the pledge of faith, credit and taxing power of the municipality. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

   The Series may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Series are each fixed on the purchase date. During the period between purchase and settlement, Series assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of a dollar amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons. Under normal market conditions, the Series will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax and California's personal income tax.

   Although normally the Series intends to be fully invested in intermediate to long-term municipal bonds, the Series may temporarily invest in short-term tax-exempt securities meeting the above-described quality standards and, additionally, may temporarily put up to 20% of its assets in cash, in commercial paper of comparable investment quality or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), in order to improve liquidity or to create reserve purchasing power. Because interest earned from commercial paper or U.S. Government securities is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.

   The Series may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in "private activity bonds." Series dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. Series dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

   The Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of the quarter of the taxable year, that (a) not more than 25% of the Series' total assets be invested in any one issuer and (b) with respect to 50% of the Series' total assets, no more than 5% of the Series' total assets be invested in any one issuer except U.S. Government securities. Since under these rules the Series, may invest its assets in the securities of a limited number of issuers, the value of the Series' investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a "diversified" investment company under the 1940 Act. For diversification purposes, the identification of an "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of California's political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

   The Series intends to invest more than 25% of its total assets in any industry, except that the Series may, subject to the limits referred to in the preceding three paragraphs, invest more than 25% of such assets in a combination of U.S. Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to the Series in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems -- affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry".

   The Series may invest up to 10% of its respective net assets in illiquid securities. Bonds determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A will not be subject to this limit, except to the extent necessary to comply with applicable state requirements. Investments by the Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Series' liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

   The Series may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance and increase portfolio duration. A RIB, sometimes referred to as an inverse floater,is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs interest payments are lowered and their value falls faster than other similar fixed-rate bonds. In an effort to mitigate this risk that RIB values may fall farther, management of the Fund purchases other fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs give higher interest payments, their values also rise faster than other similar fixed-rate bonds. The market for RIBs is relatively new.

   The Series will not borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets (at cost or market value, whichever is lower) at the time of borrowing.

PORTFOLIO TURNOVER. It is estimated that the portfolio turnover rate for the California Series will be less than 100%.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. The Series may deal in options on securities, and securities indexes, and financial futures transactions, including options on financial futures. The Series may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

   The Series currently is not employing any of the options and financial futures transactions described above.

RISK FACTORS. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected or their obligations may be found to be invalid or unenforceable.

   The ability of the Series to achieve its objective is based on the expectation that the issuers of the municipal bonds in the Series' portfolio will continue to meet their obligations for the payment of principal and interest. The following is a brief summary of certain factors affecting the Series. This summary does not purport to be complete and are based on information derived from publicly available documents related to each jurisdiction involved, which information has not been independently verified by the Fund. For more detailed discussions of the risks applicable to the Series, see the Statement of Additional Information.

CALIFORNIA BONDS -- RISK FACTORS. As disclosed by the State of California in connection with recent bond issues, various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues as a consequence of such provisions may result in reductions in the ability of California issuers to pay their obligations. In addition, starting in 1990, California entered a sustained economic recession, the most severe in the State since the 1930s. Although a steady recovery has been underway since 1994, accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and a reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. A full payment of $4 billion of revenue anticipation warrants will be made on April 25, 1996. However, the State expects not to borrow over the end of the 1995-96 fiscal year, and expects to have significant available internal borrowable cash resources and budget reserves at June 30, 1996. As a result of the deterioration in the State's budget and cash situation, the State's credit rating was reduced in July 1994 by the rating agencies.

   The 1995-96 Budget Act is projected to have $44.1 billion of general fund revenues and transfers and $43.4 billion of budgeted expenditures. In addition, the 1995-96 Budget Act anticipates the retirement of the accumulated budget deficit by June 30, 1996.

   On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and /or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

   As of March 6, 1996, none of the Series' net assets were invested in securities issued by Orange County.

PUERTO RICO -- RISK FACTORS. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Puerto Rico has a rate of unemployment exceeding the U.S. average.

   Puerto Rico's economy has experienced significant growth since fiscal 1989. Continued growth in fiscal 1995 and 1996 will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

   We will not change our investment objective without shareholder approval. If we determine that our objective can best be achieved by a change in investment policy or strategy, we may make such change without shareholder approval by disclosing it in our prospectus.

4    PURCHASES

You may buy our shares through any independent securities dealer having a sales agreement with Lord, Abbett & Co. ("Lord Abbett") our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 monthly minimum). Subsequent investments may be made in any amount. (See "Shareholder Services".)

   The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

   Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

   For information regarding proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

   For the Series, the offering price is based on the per share net asset value calculated as of the times described above, plus a sales charge as follows:


                            Sales Charge as a        Dealer's
                              Percentage of:        Concession
                                                      as a       To Compute
                                        Net        Percentage     Offering
                              Offering  Amount      of Offering  Price, Divide
  Size of Investment          Price     Invested       Price*       NAV by
  -----------------------------------------------------------------------------
  Less than $50,000           4.75%     4.99%          4.00%       .9525
  $50,000 to $99,999          4.75%     4.99%          4.25%       .9525
  $100,000 to $249,999        3.75%     3.90%          3.25%       .9625
  $250,000 to $499,999        2.75%     2.83%          2.50%       .9725
  $500,000 to $999,999        2.00%     2.04%          1.75%       .9800
  $1,000,000 or more         No sales charge           1.00%      1.0000
  -----------------------------------------------------------------------------
  THE FOLLOWING $1 MILLION CATEGORY IS FOR THE CALIFORNIA SERIES ONLY UNTIL SUCH
  SERIES'  RULE 12B-1 PLAN  BECOMES  EFFECTIVE,  AT WHICH TIME THE SALES  CHARGE
  TABLE ABOVE WILL APPLY TO SUCH SERIES.
  -----------------------------------------------------------------------------
  $1,000,000 or more          1.00%    1.01%           1.00%       .9900
-------------------------------------------------------------------------------

*Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may from time to time implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett's own resources and will be made in the form of cash or non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

   In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

VOLUME DISCOUNTS. There are several ways to qualify for a lower sales charge if you inform the Fund that you are eligible at the time of purchase: (1) Increase the initial investment to reach a higher discount level. The above schedule applies to purchases by any "purchaser" of our shares, alone or in combination with other Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), Lord Abbett Research Fund if not sold to the general public ("LARF"), Lord Abbett Counsel Group and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF")). The term "purchaser" includes (i) an individual and (ii) an individual, and his or her spouse and children under the age of 21. (2) Add to your investment so that the current maximum offering price value of the purchaser's combined holdings in all Lord Abbett-sponsored funds reaches a higher discount level. Shares of LAEF, LASF, LARF, Lord Abbett Counsel Group and GSMMF are not eligible for this privilege, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge. (3) Sign a nonbinding 13-month statement of intention to invest $100,000 or more. If the purchases are completed during the period, the purchase will be at the sales charge applicable to the aggregate of your intended purchases; if not completed, the purchase will be at the sales charge applicable to the aggregate of your actual purchases. Dividends or distributions reinvested are not included in completion of the statement of intention.

   Our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

   The Series' shares also may be purchased at net asset value (a) at $1 million or more after the commencement of the Series' Rule 12b-1 Plan, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF, and Lord Abbett Counsel Group, (c) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (d) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds, and (e) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of redemption charges or contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change, or terminate the purchase option referred to in
(e) above, at any time.

   Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

RULE 12B-1 PLAN. We have adopted a Rule 12b-1 Plan (the "Plan") which goes into effect on the first day of the calendar quarter following the Series' net assets first reaching $100 million. The Plan authorizes the payment of distribution fees to dealers (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Series and (b) to sell shares of the Series. Under the Plan, the Series pays Lord Abbett, who passes on to dealers, (1) an annual fee for services (payable quarterly) of .25% of the average daily net asset value of shares sold by dealers and (2) a one-time 1% sales distribution fee, at the time of sale, on all shares at the $1 million level sold by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges. Holders of shares on which the 1% sales distribution fee has been paid will be required to pay to the Series a contingent deferred reimbursement charge of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loan, hardship withdrawals, death, retirement or separation from service wit respect to plan participants.) If the shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation. Shares of a fund or series on which the 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

5    SHAREHOLDER SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Shares of the Series may be exchanged, without a service charge, for those of any other Fund series or any other Lord
Abbett-sponsored fund except for (i) LAEF, LASF, LARF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series are not offered for sale (together, "Eligible Funds").

   You OR YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Fund to exchange uncertificated shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain the Series' net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

   SYSTEMATIC  WITHDRAWAL  PLAN:  If the  maximum  offering  price value of your
uncertificated   shares  is  at  least  $10,000,  you  may  have  periodic  cash withdrawals automatically paid to you in either fixed or variable amounts.

   DIV-MOVE: You can invest the dividends paid on your account ($50 minimum monthly investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

   INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum monthly investment) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

     All correspondence should be directed to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141).

6    OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager for the Series, pursuant to a Management Agreement ("Management Agreement"). This Management Agreement provides for the repayment, under certain circumstances, of management fees waived and certain expenses assumed by Lord Abbett, as described below. Lord Abbett has been an investment manager for over 60 years and currently manages approximately $18 billion in a family of mutual funds and advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to the other series of the Fund and fifteen other funds having various investment objectives and also advises other investment clients. Robert S. Dow,Lord Abbett Partner in charge of Fixed Income for over five years, is primarily responsible for the day-to-day management of the Series and has acted in this capacity since the Series' inception. He is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

   Under the Management Agreements, we are obligated to pay Lord Abbett a monthly fee at the annual rate of .50 of 1% of the average daily net assets of the Series for the month. In addition, we pay all expenses not expressly assumed by Lord Abbett.

   The Management Agreement relating to the Series provides for the Series to repay Lord Abbett without interest for any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of such Series first reach $50 million ("commencement date"), to the extent that the expense ratio of such Series (determined before taking into account any fee waiver or expense assumption) is less than .85%. Commencing with the first day of the calendar quarter after the net assets of the Series first reach $100 million, such repayments shall be made to the extent that such expense ratio so determined is less than 1.05%. The Series shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date. The Series will not record as obligations in its financial statements any expenses which may possibly be repaid to Lord Abbett under this repayment formula, unless such repayment is probable at the time. If such repayment is not probable, the Series will disclose in a note to its financial statements that such repayments are possible.

   We will not hold annual meetings of shareholders unless required to do so by the 1940 Act, the Board of Directors or the shareholders with one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.

   The Fund was incorporated under Maryland law on December 27, 1983. Each outstanding share of the Series has one vote on all matters voted upon by the Series and an equal right to dividends and distributions of the Series.

All shares have noncumulative voting rights for the election of directors.

7    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends from net investment income are declared daily and paid monthly. They may be taken in cash or additional shares at net asset value (without a sales charge). You begin earning dividends on the business day on which payment for the purchase of your shares is received.

   A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. It is anticipated that capital gains distributions, if any, will be declared and paid in December. You may take them in cash or additional shares at net asset value without a sales charge.

   Supplemental dividends from taxable net investment income may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

   We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We intend to take all other action required to insure that we will pay no federal income tax and that the of the Series may pay "exempt-interest dividends." Dividends derived from interest income on obligations exempt from federal income tax, when designated by the Fund as "exempt-interest dividends," will be exempt from federal income tax when received by shareholders. Exempt-interest dividends derived from interest income on municipal bonds issued by the State of California and its political subdivisions, agencies and instrumentalities and on obligations of the federal government or certain other government authorities (for example, Puerto Rico) paid to individual shareholders will be exempt from California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes and to state and local taxes in states other than California.

   Dividends derived from income on our other investments, or from any net realized short-term capital gains, will be taxable to shareholders as ordinary income, whether received in cash or shares. Dividends derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a shareholder has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%.

   You may be subject to a $50.00 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

   Shareholders receiving Social Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by the Fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipient's adjusted gross income (plus miscellaneous adjustments), tax-exempt income and one-half of Social Security income exceeds $25,000 ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return). Shareholders receiving such benefits should consult their tax advisers.

ANNUAL INFORMATION - Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. The Series will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the Series. You should consult your tax adviser regarding the treatment of those distributions and state and local taxes generally and any proposed changes thereto as well as the tax consequences of gains or losses from the redemption, or exchange of our shares.

8    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

   If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. Within seven days after acceptance, we will make payment of the net asset value of the shares on the date the redemption order was received in proper form. However, if you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

   Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

   Shareholders who have redeemed their shares have a one-time right to reinvest, into another account having the identical registration, in any of the Eligible Funds at the then applicable net asset value without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

   Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

9    PERFORMANCE

   Yield, tax-equivalent yield and total return data may from time to time be included in advertisements about the Series. "Yield" is calculated by dividing the Series' annualized net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of that period. "Tax-equivalent yield" is calculated by dividing that portion of the Series' yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Series' yield that is not tax exempt. The Series' yield and tax equivalent yield reflect the deduction of the maximum initial sales charge and reinvestment of all income dividends and capital gains distributions. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed discussion.

   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

   NO PERSON IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR IN SUPPLEMENTAL LITERATURE AUTHORIZED BY THE FUND, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

LORD ABBETT

Statement of Additional Information                          March __, 1996


                     Lord Abbett Tax-Free Income Fund, Inc.






This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March __, 1996.

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 40,000,000 shares of each of the California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York, Texas and Washington Series and 80,000,000 shares of the National Series have been authorized. Although no present plans exist, further series may be added in the future. The Investment Company Act of 1940 (the "Act") requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Only California Series (sometimes referred to as the "Series" or "we") is described in this Statement of Additional Information.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


                        TABLE OF CONTENTS                                 Page

                 1.     Investment Objective and Policies                    2
                 2.     Directors and Officers                               8
                 3.     Investment Advisory and Other Services11
                 4.     Portfolio Transactions                              12
                 5.     Purchases, Redemptions
                        and Shareholder Services                            13
                 6.     Taxes                                               17
                 7.     Risk Factors Relating to California
                        Municipal and Puerto Rico Bonds                     18
                 8.     Past Performance                                    21
                 9.     Further Information About the Fund                  21

                                       1.
                       Investment Objective and Policies

The Series' investment objective and policies are described in the Prospectus on the cover page and under "How We Invest."

In addition to those policies described in the Prospectus, the Series is subject to the following investment restrictions which cannot be changed without approval of a majority of the outstanding shares of the Series. The Series may not: (1) sell short or buy on margin (good faith deposits made in connection with entering into options and financial futures transactions are not deemed to be margin), although we may obtain short-term credit necessary for the clearance of purchases of securities; (2) buy or sell put, call, straddle or spread options, although we may buy, hold or sell options and financial futures; (3) borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets (at cost or market value, whichever is lower) at the time of borrowing; (4) invest knowingly more than 10% of its net assets in illiquid securities (securities qualifying for resale under Rule 144A that are determined by the Board of Directors, or by Lord Abbett under the Board's delegation, to be liquid are considered liquid securities); (5) act as underwriter of securities issued by others, except to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (6) make loans, except for the purchase of debt securities in which it may invest consistent with its investment objective and policies; (7) pledge, mortgage or hypothecate our assets except to secure permitted borrowings described in (3) above (neither a deposit required to enter into or to maintain municipal bond index futures contracts nor an allocation or segregation of portfolio assets to collateralize a position in such options or futures contracts is deemed to be a pledge, mortgage or hypothecation); (8) buy or sell real estate, including real estate mortgages in the ordinary course of its business, except that it may invest in marketable securities secured by real estate or interests therein; (9) buy securities issued by any other open-end investment company except pursuant to a merger, acquisition or consolidation; (10) buy or sell oil, gas, or other mineral leases, commodities or commodity contracts (for this purpose options and financial futures contracts are not deemed to be commodities or commodity contracts; (11) buy voting securities if the purchase would then cause it to own more than 10% of the outstanding voting stock of any one issuer; (12) own securities of an issuer if, to our knowledge, our officers and directors or partners of our investment adviser, who beneficially own more than 1/2 of 1% of the securities of that issuer, together own more than 5% of such securities;
(13) invest more than 25% of its gross assets taken at market value in any one industry (except that the Series may invest more than 25% of such gross assets in tax-exempt securities); (14) buy securities from or sell them to our officers, directors, or employees, or to our investment adviser or to its partners and employees, other than capital stock of the Series or (15) issue senior securities as defined in the Act (neither a purchase or sale of options nor a collateral arrangement with respect to either financial futures or the writing of options, all as discussed in the Prospectus and below, particularly under "Regulatory Restrictions" which refers to the asset coverage requirements of the Securities and Exchange Commission's Release No. IC-10666 is deemed to be the issuance of a senior security).

Notwithstanding restrictions 5, 9, 11 and 13 above, in the future, upon shareholder approval, the Series may seek to achieve its investment objective by investing all of its assets in another investment company (or series or class thereof) having the same investment objective. Shareholders will be notified thirty days in advance of such conversion. In the event the Fund creates other series or Series classes, shareholders of the Series will be able to exchange Series shares for shares of the other Fund series and/or Series classes.

While the Series may take short-term gains if deemed appropriate, normally the Series will hold securities in order to realize interest income exempt from federal income tax and California personal income tax.

The liquidity of a Rule 144A security will be a determination of fact for which the Board of Directors is ultimately responsible. However, the Directors may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Directors' oversight. Examples of factors which the Directors may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Rule 144A securities may be considered illiquid in certain circumstances to the extent necessary to comply with applicable state law requirements.

Other  Investment   Restrictions  (which  can  be  changed  without  shareholder approval)

To the extent that the Series is sold in the State of California, the Series will conform to the requirements set forth in Rule 260.140.85(b) of the California Code of Regulations with respect to futures and options transactions.

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

"Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

"AAA:  Debt rated 'AAA' has the highest rating assigned by S & P.
Capacity to and pay interest and repay principal is extremely strong

AA: Debt rated ' AA' has a very strong capacity to pay interest and repay principals and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Fitch's describes its four highest ratings for municipal bonds as follows:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt to these issuers is generally rated `F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payments. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Options and Financial Futures Transactions

General. The Series may engage in options and financial futures transactions in accordance with its investment objective and policies. Although of the Series is not currently employing such options and financial futures transactions, and has no current intention of doing so, it may engage in such transactions in the future if it appears advantageous to the Series to do so, in order to hedge against the effects of fluctuating interest rates and other market conditions or to stabilize the value of the Series' assets. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. The Series may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Series holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed- income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Series and futures contracts subject to the outstanding options written by the Series would exceed 50% of the total assets of the Series.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Series will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time the Series enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, the Series could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options on Financial Futures Contracts. The Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Series would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Series may expire worthless, in which case the Series would lose the premium paid therefor.

Options on Securities. The Series may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as the Series is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Series may write or purchase spread options which are options for which the exercise price may be a fixed- dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Series to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Series might like to establish a position in securities upon which call options are available. By purchasing a call option, the Series is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Series is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Over-the-Counter Options. As indicated in the Prospectus, the Series may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Series may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Series' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, the Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Series' portfolio. A brief description of such procedures is set forth below.

The Series only will engage in OTC options its transactions with dealers that have been specifically approved by the Board of Directors of the Fund. The Series and its investment adviser believe that such dealers present minimal credit risks to the Series and, therefore, should be able to enter into closing transactions if necessary. The Series currently will not engage in OTC options transactions if the amount invested by the Series in OTC options plus a "liquidity charge" related to OTC options written by the Series, plus the amount invested by the Series in illiquid securities, would exceed 10% of the Series' net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Series sells OTC options. Under these agreements the Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Series to repurchase a specific OTC option written by the Series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options on Securities Indices. The Series also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which the Series owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When the Series writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where the Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Series will segregate and mark-to-market until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Series may expire worthless, in which case the Series would lose the premium paid therefor.

Delayed Delivery Transactions. The Series may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Series to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Series at the time of entering into the transaction. When the Series enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed- income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Series makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Series makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Series, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security.

To the extent the Series engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Series' investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Series only will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Series reserves the right to sell these securities before the settlement date if deemed advisable.

Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, the Series will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

To the extent required to comply with  Commodities  Futures  Trading  Commission
Regulation 4.5 and thereby avoid "commodity pool operator" status, the Series will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open options on futures would exceed 5% of the Series' total assets. The Series will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts at all times will not exceed the sum of: (1) accrued profits on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and (3) cash proceeds from investments due in 30 days.

                                       2.
                             Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and also are officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds (except for Mr. Nordberg, who is not a director of Lord Abbett Research Fund, Inc.) including those described under "Purchases, Redemptions and Shareholder Services." They are "interested persons" as defined in the Investment Company Act of 1940, as amended, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus. Ronald P. Lynch, age 60, Chairman Robert S. Dow, age 50, President E. Wayne Nordberg, age 59, Vice President

The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc. of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, CT   06902

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 South Beach Road
Hobe Sound, Florida

Retired. Formerly Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Noel Group
Two Greenwich Plaza, Suite 100
Greenwich, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm that specializes in strategic planning and customer-specific marketing. Formerly Acquisition Consultant, The Noel Group, a private consulting firm (1994). Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, a subsidiary of Nestle S.A. (Switzerland). Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
55 East 52nd Street
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

No compensation was accrued for the Fund's outside directors by the Series for the fiscal year ended September 30, 1995. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds except for the Series. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                  For the Fiscal Year Ended September 30, 1995
                  --------------------------------------------
         (1)                  (2)                  (3)                    (4)                      (5)
                                                                      Estimated Annual       For Year Ended
                                               Pension or             Benefits Upon          December 31, 1995
                                               Retirement Benefits    Retirement Proposed    Total Compensation
                                               Accrued by the other   to be Paid by the      Accrued by the other
                           Aggregate           series of Fund and     other series of Fund   series of Fund and
                           Compensation        Fifteen Other Lord     and Fifteen Other      Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Lord Abbett-           Abbett-sponsored
Name of Director           the Series1         Funds                  sponsored Funds2       Funds3
----------------           -----------         -------------------    --------------------   -------------------


E. Thayer Bigelow4         none                                       $33,600                $8,400

Stewart S. Dixon           none                                       $33,600                $4,300

John C. Jansing            none                                       $33,600                $42,500

C. Alan MacDonald          none                                       $33,600                $41,500

Hansel B. Millican, Jr.    none                                       $33,600                $41,750

Thomas J. Neff             none                                       $33,600                $41,200



1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the other series of Fund (and payable in the future by the Series) to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the other series of Fund for the fiscal year ended September 30, 1995 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments through the end of such year, were as follows: Mr. Bigelow, $__ ; Mr. Dixon, $______; Mr. Jansing, $1_____; Mr. MacDonald, $_____; Mr.
   Millican, $______ and Mr. Neff, $______.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds (excluding the Series) during the fiscal year ended September 30, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds (excluding the Series) during the year ended December 31, 1995.

4. Mr. Bigelow was elected a director of the Fund on October 19, 1994.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: William T. Hudson, age 53, Executive Vice President; Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen I. Allen, age 41; Daniel E. Carper, age 43; Robert S. Dow, age 50; Thomas S. Henderson, age 63; Robert G. Morris, age 51, E. Wayne Nordberg, age 59; John J. Gargana, Jr., age 64; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 63; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.



The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the
"Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of September 30, 1995, our officers and directors as a group owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement described in the Prospectus, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of the Series for each month, at the annual rate of .5 of 1%. In addition, we pay all expenses not expressly assumed by Lord Abbett, including without limitation, 12b-1 expenses; outside directors' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing stock certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive, all or part of its management fees or may assume, other expenses of the California Series.

Lord Abbett has given the Fund the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be the Fund's investment manager.

Lord Abbett serves as the principal underwriter for the Series.

The State of California limits our operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition of the registration of investment company shares for sale in the State, and applies so long as our shares are registered for sale in that state. Lord Abbett's management fee will be allocated to each Series of the Fund based on average daily net assets, and any expense reimbursement will be credited to the Series whose expenses exceeded the limitation.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the audit of financial statements included in our annual report to shareholders.

The Bank of New York, 40 Wall Street, New York, New York 10286, serves as the Fund's custodian.


                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we pay a commission rate determined to attract the services we require, as described below. That rate may be higher or lower than other brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities in a timely manner, including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to therm of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption or repurchase of our shares is contained in the Prospectus under "Purchases" and "Redemptions" respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the New York Stock Exchange
("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities in our portfolio are valued at their market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NADAQ National Market System market are valued at he mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Trustees.

Although our shares are continuously offered, we are under no obligation to maintain the offering or its terms and the offering may be suspended, changed or withdrawn. The sales agreements between Lord Abbett and independent securities dealers provide that all orders are subject to acceptance in New York and that the right is reserved to reject any order. The maximum offering prices of our shares on March 6, 1996 were computed as follows:


                                                                                     California
                                                                                        Series
                                                                                     -----------

Net asset value per
share (net assets divided by shares outstanding)......................................$4.76

Maximum offering
price per share (net asset value divided by .9525)....................................$5.00


The California Series intends to commence operations on March 6, 1996. Net asset value and maximum offering price per share are shown for this series estimated as of such date.

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Series, and to make reasonable efforts to sell Series shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As described in the Prospectus, the Series has adopted a Distribution Plan and Agreement (a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. With respect to the Plan, as described in the Prospectus, the Plan must reach a specific asset level before becoming effective. In adopting the Plan for the Series and in approving its continuance, the Board of Directors has concluded that, based on information provided by Lord Abbett, there is a reasonable likelihood that the Plan will benefit the Series and its shareholders. The expected benefits include greater sales, lower redemptions of Series shares and a higher quality of service to shareholders by dealers than otherwise would be the case. Lord Abbett is required to use all amounts received under the Plan for payments to dealers for (i) providing continuous services to the Series' shareholders, such as answering shareholder inquiries, maintaining records and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Series.

The fees payable under the Plan are described in the Prospectus. The Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan and Agreements. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the Series and the approval of a majority of the directors, including a majority of the outside directors. The Plan may be terminated at any time by vote of a majority of the outside directors or by vote of the holders of a majority of the outstanding voting securities of the Series.

As stated in the Prospectus, a 1% "contingent deferred reimbursement charge" ("CDRC") will be imposed with respect to those shares (or shares in another Lord Abbett fund or series acquired through exchange of such shares) on which the Series has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett family of funds within a period 24 months from the end of the month in which the original sale occurred. The CDRC will be received by the Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a large, long-term account in the Series. Shares of a Fund or Series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), as well as certain series of Lord Abbett Tax-Free Income Trust and the Fund mentioned above whose plans has not yet become effective collectively, the "participating funds") have instituted a CDRC on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption out of the Lord Abbett family of funds the CDRC will be charged on behalf of and paid to the Lord Abbett fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including shares of the Series and GSMMF ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of Acquired Shares had held those shares from the date on which he or she became the holder of Exchanged Shares. Although GSMMF and the Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares and, therefore, will not impose their own CDRC, they will collect the CDRC on behalf of other Lord Abbett funds or series. Acquired shares held in GSMMF and the participating funds which are subject to a CDRC will be credited with the time such shares are held in that fund.

In no event will the amount of the CDRC exceed 1% of the lesser of (a) the net asset value of the shares redeemed or (b) the original cost of such shares (or if the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to a CDRC will be deemed redeemed before shares subject to a CDRC and (b) shares subject to a CDRC and held the longest will be deemed the first to be redeemed.

Under terms of a Statement of Intention to invest $100,000 or more over a 13-month period, as described in the Prospectus, shares of all Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), Lord Abbett Research Fund if not offered to the general public ("LARF"), Lord Abbett Counsel Group and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment. Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, Lord Abbett Counsel Group and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases. For purposes of this paragraph, the terms "directors" and " employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our shares also may be purchased at net asset value (a) at $1 million or more (subsequent to the effective date of the Rule 12b-1 Plan for any such series),
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and
(d) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund have business relationships.

Our shares also may be purchased, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-ended management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Lord Abbett may suspend, change, or terminate this option at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or and investment company. There are economies of selling efforts and sales related expenses with respect to offers to these investors and those referred to above.

Our shares also may be issued at net asset value plus the applicable sales charge in exchange for securities for which market quotations are readily available and which are desired for our portfolios and which have a market value not less than the net asset value of our shares issued in exchange.

The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in such other funds have the same right to exchange their shares for the Fund's shares. Exchanges are base on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. Other Lord Abbett-sponsored funds are eligible for the exchange privilege , except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group (together "Eligible Funds").

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by any eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any Eligible Fund. The account must be either your account, a joint account for you or your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Lord Abbett-sponsored fund is described in the Prospectus. To avail yourself of this method, you must complete the Fund portion of the form, selecting the time and amount of your bank checking account withdrawals and the Lord Abbett funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan also is described in the Prospectus. You may establish a systematic withdrawal plan if you own or purchase uncertificated shares having a current offering price value of at least $10,000. The Plan involves the planned redemption of shares on a systematic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may have to be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The systematic withdrawal plan may be terminated by you or by us at any time by written notice.

                                       6.
                                     Taxes

The Series will be treated as a separate entity for federal income tax purposes. As a result, the status of the Series as a regulated investment company is determined separately by the Internal Revenue Service.

Moreover, dividends derived from interest on California municipal bonds or obligations of the Federal government or certain other government authorities (for example, Puerto Rico) will be exempt from California personal income tax only if at least 50% of the Series' total assets are invested in any combination of such obligations at the end of each fiscal quarter.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal, or for state or personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Series even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Series.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Series and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Series.

Shareholders will not be allowed to recognize for tax purposes any loss realized on the redemption or repurchase of Series shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares.

The value of any shares redeemed by the Series or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distribution received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Series shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict the Series' ability to engage in the options and financial futures transactions discussed above or in other investment techniques and practices. Moreover, in order to continue to qualify as a regulated investment company for federal income tax purposes, the Series may be required in some circumstances to defer closing out options or futures contracts that might otherwise be desirable to close out. State law may restrict the Series' ability to engage in the options and financial futures transactions discussed above. Each Series may engage in such transactions to the extent they currently are or become permissible under applicable state law.

Except as discussed in the Prospectus, the receipt of dividends from the Series may be subject to tax under laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.

                                       7.
                            Risk Factors Relating to
                   California Municipal and Puerto Rico Bonds

CALIFORNIA BONDS

Since the California Trust invests primarily in California municipal bonds, it is affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Certain provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Based on certain recent official statements describing California municipal bonds and other official statements of the State of California, the following is a very brief summary of some of the above-mentioned developments.

General -
-------
Recently, California has faced its worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected; agriculture has been hurt by weather conditions. Job losses have been the worst of any post-war recession and continued through the end of 1993. The Department of Finance now projects that non-farm employment levels will be stable in 1994 and show modest growth in 1995 but that pre-recession job levels will not be reached for several more years. Unemployment is expected to remain well above the National average through 1994. The Department of Finance foresees slow recovery from the recession in California beginning in 1994. Both the California and national economic recoveries are much weaker than in previous business cycles, and could be harmed by several factors, including rising interest rates.

The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State also is facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health, welfare and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits, with expenditures exceeding revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1994, the State's General Fund had an accumulated deficit, on a budget basis, of approximately $2 billion.

The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its on going expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August, 1994, $4 billion of revenue anticipation warrants which mature on April 25, 1996, and $3 billion of revenue anticipation notes maturing on June 28, 1995.

The 1994-95 Budget Act is projected to have $41.9 billion of General Fund revenues and transfers and $40.9 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.

On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1", Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable", and Fitch Investors Service lowered its rating from "AA" to "A".

On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

Article  XIII B of the  California  Constitution.
------------------------------------------------
In  1979,  California  voters
adopted Article XIII B to the California Constitution, imposing an appropriations limit (the "Appropriations Limit") on the spending authority of the State. Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.)

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979 or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 98 in 1988). The Appropriations Limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the succeeding three years must be reduced by the amount of the excess.

Proposition  98.
---------------
On November 8, 1988,  voters of the State approved  Proposition
98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

Proposition 98 permits the Legislature, by two-thirds vote of both Houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

The effect of these various constitutional and statutory amendments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California Municipal Bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. It is possible that other measures affecting the taxing or spending authority of the State of California or its political subdivisions may be approved or enacted in the future.

PUERTO RICO BONDS

The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. Much of the development of the manufacturing sector in Puerto Rico can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code and the Commonwealth's Industrial Incentives Program. The service sector, including finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.

Puerto Rico's economy is closely integrated with that of mainland United States. During fiscal 1993, approximately 86% of Puerto Rico's exports were to the United States mainland, which also was the source of approximately 69% of Puerto Rico's imports. In fiscal 1993, Puerto Rico experienced a $2.5 billion positive adjusted merchandise trade balance.

Puerto Rico's decade-long economic expansion continued throughout the five-year period from fiscal 1989 through fiscal 1993, and affected almost every sector of its economy and resulted in record levels of employment (although Puerto Rico's unemployment rate has chronically exceeded the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, periodic declines in the exchange value of the United States dollar and the relatively low cost of borrowing during the period.

Growth in fiscal 1994 will depend on several factors, including the state of the United States economy and relative stability of the price of oil imports, the exchange value of the U.S. dollar and the cost of borrowing.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

With the approval of the North American Free Trade Agreement by the United States Congress which is intended to eliminate certain restrictions on trade between Canada, the United States and Mexico, certain of Puerto Rico's industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico. However, Puerto Rico's favorable investment environment, skilled work force, infrastructure development and tax structure (especially Section 936) would tend to create expanded trade opportunities for Puerto Rico in sectors such as pharmaceuticals and high-technology manufacturing.

                                       8.
                                Past Performance

The Series computes its average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

The Series' yield quotation is based on a 30-day period ended on a specified date, computed by dividing the Series' net investment income per share earned during the period by the Series' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: Take the Series' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii) the Series' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two.

The Series' tax-equivalent yield is computed by dividing that portion of the Series' yield (as determined above) which is tax exempt by one minus a stated income tax rate (California - __%) and adding the product to that portion, if any, of the Series' yield that is not tax exempt.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of the Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                       Further Information About the Fund

The directors, Trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The code imposes certain similar requirements and restrictions on the independent directors and Trustees of each Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

PART C            OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

              (a) Financial Statements

              (b)  Exhibits -
                   99.B1 Form of Articles Supplementary to Articles of Incorporation******
                   99.B2  By-Laws*
                   99.B4  Form of Specimen Share Certificate******
                   99.B5 Management Agreement between Registrant and Lord, Abbett & Co.*
                   99.B6  Form of Distribution Agreement*
                   99.B7 Retirement Plan for Non-interested Person Directors and Trustees of Lord Abbett Funds.****
                   99.B8  Global Custody Agreement***
                   99.B9 Agreement between Registrant and Transfer Agent*** 99.B10 Opinion and Consent of Counsel**
                   99.B14 Lord Abbett Prototype Retirements Plans*****
                          (1)  401(k)
                          (2)  IRA
                          (3)  403(b)
                          (4)  Profit-Sharing, and
                          (5)  Money Purchases
                  99.B15  Form of Rule 12b-1 Plan (California Series)******

     If an exhibit is not mentioned it is not applicable.

       *       Previously filed.
       **      To be filed.
       ***     Incorporated   by  reference  to   Post-Effective   Amendment No.
               4  to  the Registrant's Registration Statement (on Form N-1A)
               (File No. 811-6650).
       ****    Incorporated   by  reference  to   Post-Effective   Amendment No.
               7  to  the Registration  Statement  (on Form N1-A) of Lord Abbett
               Equity Fund (File No. 811-6033).
       *****   Incorporated   by  reference  to   Post-Effective   Amendment No.
               6  to  the Registration  Statement (on Form N1-A) of Lord Abbett
               Securities  Trust (File No. 811-7538).
       ******  Filed herewith.

Item 25.  Person Controlled by or Under Common Control with Registrant

                                     None.


Item 26.  Number of Record Holders of Securities

                                     None


Item 27.  Indemnification

     Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

     The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.


     In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser


     Lord, Abbett & Co. acts as investment advisor for seventeen, other open-end investment companies (of which it is principal underwriter for fifteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

     John J. Walsh
     Trustee
     The Brooklyn Hospital Center
     100 Parkside Avenue
     Brooklyn, N.Y.

Item 29.  Principal Underwriter

         (a) Affiliated Fund, Inc.
             Lord Abbett U. S. Government Securities Fund, Inc.
             Lord Abbett Bond-Debenture Fund, Inc.
             Lord Abbett Value Appreciation Fund, Inc.
             Lord Abbett Developing Growth Fund, Inc.
             Lord Abbett Tax-Free Income Fund, Inc.
             Lord Abbett California Tax-Free Income Fund, Inc.
             Lord Abbett Fundamental Value Fund, Inc.
             Lord Abbett Global Fund, Inc.
             Lord Abbett U. S. Government Securities Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
             Lord Abbett Equity Fund
             Lord Abbett Tax-Free Income Trust
             Lord Abbett Securities Trust
             Lord Abbett Investment Trust

             Investment Advisor

             American Skandia Trust (Lord Abbett Growth and Income Portfolio)


        (b) The partners of Lord, Abbett & Co. are:

            Name and Principal                     Positions and Offices
            Business Address (1)                   with Registrant
            --------------------                   ---------------
            Ronald P. Lynch                        Chairman and Director
            Robert S. Dow                          President and Director
            Thomas S. Henderson                    Vice President
            Kenneth B. Cutler                      Vice President & Secretary
            Stephen I. Allen                       Vice President
            Daniel E. Carper                       Vice President
            Robert G. Morris                       Vice President
            E. Wayne Nordberg                      Vice President and Director
            John J. Walsh                          Vice President

      (1)   Each of the above has a principal business address
            767 Fifth Avenue, New York, NY 10153

        (c)           Not applicable

Item 30.        Location of Accounts and Records

     Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.


     Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

     Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

                      None

Item 32. Undertakings

     The Registrant undertakes to file a post-effective amendment to the registration statement, using financial statements with respect to the California Series which need not be certified, within four to six months after the effective date of the registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of December 1995.

                                  LORD ABBETT TAX-FREE INCOME FUND


                                  By  /S/ RONALD P. LYNCH
                                     Ronald P. Lynch, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




NAME                         TITLE                               DATE
-----                        -----                               ----
                            Chairman,
/s/ Ronald P. Lynch         Director                          December 20, 1995


/s/ John J. Gargana, Jr.    Vice President &                  December 20, 1995
                            Chief Financial Officer

E. Thayer Bigelow           Director


/s/ Stewart S. Dixon        Director                          December 20, 1995


/s/ Robert S. Dow           Director & President              December 20, 1995


/s/ John C. Jansing         Director                          December 20, 1995


/s/ C. Alan MacDonald       Director                          December 20, 1995


/s/ Hansel B. Millican, Jr. Director                          December 20, 1995


Thomas J. Neff              Director

                                 EXHIBIT INDEX


EXHIBIT
NO.                 DESCRIPTION
-------             -----------
99.B1          Form of Articles Supplementary to Articles of Incorporation
99.B4          Form of Specimen Share Certificate
99.B15         Form of Rule 12b-1 Plan (California Series)